SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



     Date of Report (Date of Earliest Event Reported):  February 22, 2003


                      HEALTHCARE INVESTORS OF AMERICA, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)



       MARYLAND                      33-11863                86-0576027
     ---------------------------------------------------------------------
     (State or other         (Commission File Number)       (IRS Employer
     jurisdiction of                                        Identification
     incorporation)                                         Number)



     2940 N. Swan Road, Suite 212, Tucson, Arizona              85712
     ---------------------------------------------------------------------
     (Address of principal executive offices)                 (Zip Code)



     Registrant's telephone number, including area code: (520) 326-2000


     ---------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 1.  Changes in Control of Registrant:

A special meeting of the Stockholders of Healthcare Investors of America, Inc. was held on Saturday, February 22, 2003 in Scottsdale, AZ.

At the Special Meeting, stockholders were asked to consider and act upon:

     1. the amendment of the By-Laws of the Company to increase the board of directors from 5 directors to 7 directors;
     2. the election of four additional directors to the board of directors of the company, as named in the proxy statement, for a term of three years, or until each of their respective successors has been duly elected and qualified.
     3. approval of a change of control of the ownership of the Company to Aries Capital Partners, LLC;
     4. in consideration of Aries Capital Partners, LLC indemnifying and holding harmless the directors and shareholders of the Company, the issuance of 800,000 shares of Common Stock of the Company, par value $0.0l, to Aries Capital Partners, LLC.

All issues passed by majority vote of the declared quorum of shareholders of record.

In addition to the current directors, Grady P. Hunter, F. Dale Markham and Charles Trefzger, who will serve until replaced or reelected, Aries Capital Partners recommended the four additional directors: James Marshall Boyce, Mary
D. Cozza, James B. Kylstad and Joel Woldorf. Of these four additional directors, only Mr. Boyce is considered an affiliated director as he will be a control person within the Advisor, Harbor American Capital Group.

Biographies of the newly elected board members are as follows:

     JAMES MARSHALL BOYCE, Age 56, He is currently Vice President of First International Bank & Trust, located in Scottsdale, AZ. Mr. Boyce is primarily responsible for analyzing and underwriting all types of residential and commercial construction loans, and permanent loans on apartments, strip centers, and other commercial buildings. From 1994-2001, Mr. Boyce served as a Senior Vice President of Western Security Bank in Scottsdale, Arizona. From 1992 until 1994, Mr. Boyce was a loan officer with Annapolis Mortgage Corporation located in Phoenix, AZ. From 1974-1992, Mr. Boyce held a number of senior bank positions with a variety of institutions in Arizona, Kansas and Missouri, all positions having been involved with commercial loans. Mr. Boyce attended Kansas State College and received his B.S. degree in 1969 in Business Administration and Economics. In 1981, he graduated from the Omega Commercial Lending School in St. Louis, MO. In 1978, he graduated from the National School of Real Estate Finance in Columbus, OH.

     MARY D. COZZA, Age 44, From September 2000 - present, Ms. Cozza has held numerous positions with QCP Incorporated, located in San Diego, and a wholly owned subsidiary of Qualcomm, Inc., including Vice President of Sales Operations and Vice President Customer and Product Support. From 1997-2000, she was employed with Qualcomm, Inc. in numerous positions including Director of

Customer and Product Support Operations and Senior Manager of Business Development. From 1994-1997, she served as President and General Manager of PdMA Corporation. From 1992-1994, she was District Manager for CR Services. She has a B.S. in Business Administration and Marketing from the University of Northern Colorado.

     JAMES B. KYLSTAD, Age 50, He is currently a director and CEO of Why USA Financial Group, a national real estate franchise and mortgage bank, located in San Diego, having held this position since February 2001. Why USA Financial Group has its common stock registered under the Securities Exchange Act of 1934, as amended, and is subject to the periodic reporting requirements of the Exchange Act. From 1983 -2001, Mr. Krylstad ,held numerous positions with American Home Capital Corporation, located in San Diego, including CEO and Chairman of the board of directors from July 1994-January 2001. From 1983-July 1994, he served as Executive Vice President and a director. American Home Capital Corporation was also a public reporting company. From March 1981-October 1983, he served as Chief Operating Officer and director of the Bank of Southern California.

     JOEL WOLDORF, Age 62, He is currently Managing Partner of Woldorf and Company, CPAs and Financial Consultants in Scottsdale, AZ, engaging in business consulting, business evaluation, litigation support, tax planning and tax preparation. Mr. Woldorf has been licensed as a Certified Public Accountant from 1968 in the Commonwealth of Pennsylvania and since 1989 in the state Arizona. During this period, Mr. Woldorf was Account Manager for Laventholl Kmersein, Horwath & Horwath. He also holds Series 6 and 63 licenses with Sentra Securities Corporation, which permit him to advise on annuities and mutual funds. Mr. Woldorf serves on the Advisory Council as a Member with CPAs of Arizona, LLC, a financial resource for taxpayers and investors. He is a Graduate of Temple University, with a BS in Business Administration.

As a result of the shareholder approval, Aries Capital Partners, LLC assumed management control of Harbor American Capital Group, the Advisor to the Registrant. Aries Capital Partners LLC is an entity established solely for the purposes of this transaction. Its business is located at Hopi Station #4284, Scottsdale, AZ 85261. The ownership of Aries Capital Partners, LLC is as follows: 100% owned by New Bridge Capital Partners LLC, for whom the Managing Member is Chad M. Harrington, located at Hopi Station #4284, Scottsdale, AZ 85260.

     CHAD M. HARRINGTON, Age 34, is currently a licensed mortgage broker. He has been an owner and director of two Arizona broker/dealer companies from 2000-2003. During the period 1996-2000, he served as a broker for Charles Schwab & Co. in Denver, Colorado. He is a graduate of Moorehead State University, with a B.S. degree in finance.

As a consequence of the shareholders' vote, the percentage interest of the outstanding common stock to be held by Aries Capital Partners, L.L.C., when issued, is as set forth in the following table below.

Title of Class    Name of Beneficial     Amount/Nature of    Percentage of Class
                        Owner          Beneficial Ownership
--------------------------------------------------------------------------------
Common            Aries Capital           800,000 shares              67%
                  Partners LLC




SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 5, 2003           HEALTHCARE INVESTORS OF AMERICA, INC.


                                By: /s/ F. DALE MARKHAM
                                    ---------------------------------
                                    F. Dale Markham, President
                                    And Chief Financial Officer